2003 NONQUALIFIED STOCK OPTION PLAN
                       -----------------------------------



Article


I.          Purposes of the Plan
II.         Amount of Stock Subject to Plan
III.        Effective Date and Term of the Plan
IV.         Administration
V.          Eligibility
VI.         Options: Price and Payment
VII.        Use of Proceeds
VIII.       Term of Options and Limitations on the Right of Exercise
IX.         Exercise of Options
X.          Nontransferability of Options and Stock Appreciation Rights
XI.         Termination of Directors, Employees and Independent Contractors
XII.        Adjustment of Shares; Effect of Certain Transactions
XIIV.       Right to Terminate Employees and Independent Contractors
XIV.        Purchase for Investment
XV.         Issuance of Certificates; Legends; Payment of Expenses
XVI.        Amendment of the Plan
XVII.       Termination or Suspension of the Plan
XVIII.      Governing Law
XIX.        Partial Invalidity


























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                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
                       2003 NONQUALIFIED STOCK OPTION PLAN
                       -----------------------------------

                             I. PURPOSES OF THE PLAN
                             -----------------------

     1.01 Micron Enviro Systems, Inc., a Nevada corporation ("Company"), desires
     ----
to provide to certain of its directors, officers, employees and independent contractors and the directors, officers, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

     The Company, by means of this Micron Enviro Systems, Inc. 2003 Nonqualified Stock Option Plan (the "Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

     1.02 The stock options (the "Options")  offered  pursuant to the Plan are a
     ----
matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, employee, or independent contractor.

     1.03 The  Options  are  intended  to be  options  that do not  satisfy  the
     ----
requirements for Incentive Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN
                     ---------------------------------------

     2.01 The total number of shares of common stock of the Company which may be
     ----
purchased pursuant to the exercise of Options shall not exceed, in the aggregate, ten million (10,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"),

     2.02 The Shares  which may be  acquired  pursuant to the Plan may be either
     ----
authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.





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






                    III. EFFECTIVE DATE AND TERM OF THE PLAN
                    ----------------------------------------

     3.01 The Plan shall become effective on the date (the "Effective  Date") on
     ----
which the Plan is adopted by the Board of Directors of the Company (the "Board of Directors").

     3.02 The Company may, from time to time during the period  beginning on the
     ----
Effective Date and ending on December 31, 2010 (the "Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond the Termination Date, in accordance with the terms thereof.

     3.03 A director,  employee or  independent  contractor  to whom Options are
     ----
granted may be referred to in the Plan as a "Participant."

                               IV. ADMINISTRATION
                               ------------------

     4.01 The Board of Directors  shall  administer  the Plan. A majority of the
     ----
members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors shall be the act of the Board of Directors.

     4.02 Subject to the express  provisions of the Plan, the Board of Directors
     ----
shall have the authority, in its discretion,

     (i) to determine the directors, officers, employees and independent contractors to whom Options shall be granted, the time when Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the Options (which are not required to be identical);

     (ii)      to construe the Plan and the Options;

     (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

     (iv) to make all other determinations necessary or appropriate for administering the Plan.




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






     4.03  Without  limiting  the  generality  of the  foregoing,  the  Board of
     ----
Directors also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant with the Company, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation of the Company. The determination of the Board of Directors on matters referred to in this Article IV shall be conclusive.

     4.04 The Board of Directors may employ such legal counsel,  consultants and
     ----
agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY
                                 --------------

     Options may be granted only to directors, officers, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

                         VI. OPTIONS: PRICE AND PAYMENT
                         ------------------------------

     6.01 The purchase price for each Share  purchasable  pursuant to any Option
     ----




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shall  be  such  amount  as  the  Board  of  Directors  shall  determine  to  be appropriate.

     6.02 Upon the exercise of an Option,  the Company shall cause the purchased
     ----
Shares to be issued only when the Company shall have received the full and complete purchase price for such Shares, which includes the receipt by the Company of a promissory note from the Participant exercising such Option.

                              VII. USE OF PROCEEDS
                              --------------------

     The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for the Company's general corporate purposes, as the Board of Directors shall determine.

                      VIII. TERM OF OPTIONS AND LIMITATIONS
                      -------------------------------------
                            ON THE RIGHT OF EXERCISE
                            ------------------------

     8.01 Any Option  shall be  exercisable  at such times,  in such amounts and
     ----
during such period or periods as the Board of Directors shall determine at the date of the grant of such Option.

     8.02  Subject to the  provisions  of Article XVI of the Plan,  the Board of
     ----
Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

     8.03 To the  extent  that an Option is not  exercised  within the period of
     ----
exerciseability specified therein, such Option shall expire as to the then unexercised part. In no event shall an Option be exercisable for a fraction of a Share.

                             IX. EXERCISE OF OPTIONS
                             -----------------------

     Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, such written notice must specify the number of Shares to be purchased and a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the provisions of Article XVI of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.





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                        X. NONTRANSFERABILITY OF OPTIONS
                        --------------------------------
                          AND STOCK APPRECIATION RIGHTS
                          -----------------------------

     No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of a Participant, only by such Participant.

                     XI. TERMINATION OF DIRECTORS, EMPLOYEES
                     ---------------------------------------
                           AND INDEPENDENT CONTRACTORS
                           ---------------------------

     11.01  Upon  termination  of  the  directorship,  employment,  term  of any
     -----
independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Board of Directors in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) if such Participant shall die while serving as a director, while in the employ of the Company or any such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship or agreement with the Company or any such corporation and at a time when such Participant was entitled to exercise an Option, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than six
          (6) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

     (b) if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement between the Company or any such corporation or any
          Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability or dismissal by the Company or any such corporation other than "for cause" (as defined below), and while such Participant is entitled to exercise such Option, such Participant shall have the




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






          right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than "for cause" and (ii) six (6) months after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

     11.02 If a  Participant  voluntarily  terminates  his or her  directorship,
     -----
employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement with the Company and all subsidiary corporations and parent corporations of the Company, or is discharged "for cause", any Option granted pursuant to the Plan shall, unless otherwise specified by the Board of Directors in such Option, forthwith terminate with respect to any unexercised portion thereof.

     11.03  If an Option  shall be exercised  by the legal  representative  of a
     -----
deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     11.04  For the purposes of the Plan,  the term "for  cause"  shall mean (i)
     -----
with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan specifies a definition of "for cause" or "cause" (or words of similar meaning) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an




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act of fraud in the performance of such  employee's or independent  contractor's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of
the  Company  (other  than  such  failure   resulting  from  the  employee's  or
independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, by an employee or independent contractor shall be considered "willful" unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

     11.05  For the purposes of the Plan,  an  employment relationship  shall be
     -----
deemed to exist between a person and a corporation if, at the time of the determination, such person was an "employee" of such corporation. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, if such person's right to reemployment with his or her employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first
(91st) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

     11.06  An employee or independent contractor shall not be deemed terminated
     -----
by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company to the Company or by another subsidiary corporation or parent corporation of the Company.

            XII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS
            ---------------------------------------------------------

     12.01 In the event of any change in the issued and outstanding  Shares as a
     -----
result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of




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shares,  or other  similar  change  in  capital  structure  of the  Company,  an adjustment shall be made to each issued and outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive.

     12.02 For purposes of the Plan, a "change in control" of the Company occurs
     -----
if (i) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (iii) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

     12.03 In the event of a change in control of the Company  (defined  above),
     -----
the Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding section, each Option issued and outstanding shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six
(6) months before the occurrence of a transaction described above, if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Securities Exchange Act of 1934, unless such holder dies or becomes disabled prior to the expiration of such six-month period. Alternatively, the Board of Directors may determine, in its discretion, that all then issued and outstanding Options shall immediately




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become exercisable upon a change of control of the Company.

                       XIIV. RIGHT TO TERMINATE EMPLOYEES
                       ----------------------------------
                           AND INDEPENDENT CONTRACTORS
                           ---------------------------

     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation of the Company to continue the retention of any Participant. The Plan shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                          XIV. PURCHASE FOR INVESTMENT
                          ----------------------------

     Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended ("Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.

                      XV. ISSUANCE OF CERTIFICATES; LEGENDS
                      -------------------------------------

     15.01  Upon any exercise of an Option and payment of the purchase price,  a
     -----
certificate or certificates for the Shares as to which such Option has been exercised shall be issued by or on behalf of the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person.




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     15.02  The Company may endorse such legend or legends upon the certificates
     -----
for Shares issued upon exercise of an Option and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

                           XVI. AMENDMENT OF THE PLAN
                           --------------------------

     The Board of Directors may, from time to time, amend the Plan. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

                   XVII. TERMINATION OR SUSPENSION OF THE PLAN
                   -------------------------------------------

     The Board of Directors may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Board of Directors pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                              XVIII. GOVERNING LAW
                              --------------------

     The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.











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                             XIX. PARTIAL INVALIDITY
                             -----------------------

     The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan. As adopted by the Board of Directors on this 3rd day of April, 2003




                                            MICRON ENVIRO SYSTEMS, INC.,
                                            a Nevada corporation

                                            By:  /s/ Bernard McDougall
                                                -------------------------------
                                                   Bernard McDougall, President




























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